SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date  of  Report   (Date  of  earliest   event   reported):   November  3,  2003
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                            CPI AEROSTRUCTURES, INC.
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               (Exact Name of Registrant as Specified in Charter)



         New York                        1-11398                11-2520310
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(State or Other Jurisdiction           (Commission             (IRS Employer
    of Incorporation)                  File Number)          Identification No.)




200A Executive Drive, Edgewood, New York                          11717
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(Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code    (631) 586-5200
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)






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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits:

          99.1 Press Release, dated November 3, 2003 announcing September 30, 2003 financial results.

Item 12. Results of Operations and Financial Condition.

                  On November 3, 2003, CPI Aerostructures, Inc. issued a press release discussing its financial results for the second quarter ended September 30, 2003. The press release is included as Exhibit 99.1 hereto.



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   November 3, 2003                CPI AEROSTRUCTURES, INC.



                                         By:  /s/ Edward J. Fred
                                              ____________________________
                                              Edward J. Fred
                                              Chief Executive Officer




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